UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): January 23, 2004


                           COLE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



                    DELAWARE            1-12814       34-1453189
          (State or Other Jurisdiction(Commission    (IRS Employer
               of Incorporation)      File Number)Identification No.)



       1925 ENTERPRISE PARKWAY                                44087
       TWINSBURG, OHIO                                      (Zip Code)
       (Address of Principal Executive Offices)
       Registrant's telephone number, including area code:(330) 486-3100

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events

On January 23, 2004, Cole National Corporation (the "Company") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Luxottica Group S.p.A., an Italian corporation ("Luxottica") and Colorado Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Luxottica, pursuant to which Luxottica will acquire all of the outstanding shares of the Company (the "Merger") for a cash purchase price of $22.50 per share. In connection with entering into the Merger Agreement, the Company has entered into an Amendment No. 1 (the "Rights Agreement Amendment") to the Company's 1999 Rights Agreement dated as of November 22, 1999, between the Company and National City Bank, as Rights Agent.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1. A copy of the Rights Agreement Amendment is attached hereto as Exhibit 4.2. A copy of the press release announcing the Merger is attached hereto as Exhibit 99.1. This summary is qualified in its entirety by reference to such exhibits.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits. The following exhibits are furnished with this Form 8-K:

2.1 Agreement and Plan of Merger among Cole National Corporation, Luxottica Group S.p.A. and Colorado Acquisition Corp., dated January 23, 2004(1)

4.2 Amendment No. 1, dated as of January 23, 2003, to 1999 Rights Agreement, dated as of November 22, 1999, between Cole National Corporation and National City Bank, as Rights Agent

99.1 Press release of Cole National Corporation, dated January 26, 2004










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(1) Certain schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any schedule to the U.S. Securities and Exchange Commission upon request.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      Cole National Corporation

                      By: /s/ Lawrence E. Hyatt
                         ------------------------------------------------------
                         Name: Lawrence E. Hyatt
                         Title: Executive Vice President and Chief
                                Financial Officer

Date:  January 27, 2004





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                                EXHIBIT INDEX



Exhibit
Number         Description

2.1 Agreement and Plan of Merger among Cole National Corporation, Luxottica Group S.p.A. and Colorado Acquisition Corp., dated January 23, 2004

4.2 Amendment No. 1, dated as of January 23, 2003, to 1999 Rights Agreement, dated as of November 22, 1999, between Cole National Corporation and National City Bank, as Rights Agent

99.1 Press release of Cole National Corporation, dated January 26, 2004